Exhibit 10.5

CHIMERIX, INC.

AMENDMENT TO

AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amendment (“Amendment”) is entered into as of October 29, 2014, by and among Chimerix, Inc. (the “Company”) and the undersigned holders of capital stock of the Company that are parties to that certain Amended and Restated Investor Rights Agreement entered into as of February 7, 2011, by and among the Company and the persons and entities listed on Schedule A attached thereto (as the same may be amended from time to time, the “Rights Agreement”). Capitalized terms used but not otherwise defined herein have the meanings given to them in the Rights Agreement.

Recitals

A. The Company intends to file a Registration Statement on Form S-3 on or about the date hereof (the “Registration Statement”) with the Securities and Exchange Commission in connection with the registration of $150,000,000 of the Company’s common stock, which may be offered from time-to-time by the Company in one or more public offerings.

B. In connection with a potential public offering by the Company utilizing the Registration Statement (such public offering, the “Offering”), on October 17, 2014, the Company’s Board of Directors appointed a Pricing Committee with final authority to determine (i) the number of shares to be sold in the Offering, (ii) the price and other terms at which shares are to be sold in the Offering and (iii) the final terms of any underwriting or purchase agreement, including any discounts relating to the sale of the shares in the Offering.

C. Pursuant to Section 1.3 of the Rights Agreement, the Holders are entitled to receive prompt written notice of the filing by the Company of any registration statement under the Securities Act of 1933, as amended, for purposes of a public offering of securities of the Company (the “Notice Rights”) and, under certain circumstances, hold rights (the “Registration Rights”) with respect to the registration of their Registrable Securities in connection therewith.

D. Section 3.7 of the Rights Agreement provides that the Rights Agreement may be amended with the written consent of (i) the Company, (ii) the Series F Requisite Investors and (iii) the Holders of a majority of the Registrable Securities issued or issuable upon conversion of the Series E Stock then outstanding, voting as a separate class (collectively, the “Required Holders”).

E. The undersigned Holders, constituting the Required Holders, desire to (i) waive for and on behalf of the undersigned and all Holders, all Notice Rights and Registration Rights with respect to the Offering and the filing of the Registration Statement in connection therewith, and (ii) amend the Rights Agreement as provided herein.

Agreement

Now, Therefore, in consideration of the foregoing, the promises and covenants contained herein and in the Rights Agreement, in order to induce the Company to proceed with the Offering and for other good and valuable consideration, the receipt of which is hereby acknowledged, the undersigned Holders and the Company agree as follows:

1. Waiver of Registration Rights. Pursuant to Section 3.7 of the Rights Agreement, the Company and the undersigned Holders, for and on behalf of all holders of Notice Rights or Registration Rights, hereby waive all Notice Rights and Registration Rights, including all additional notices and notice periods required thereby, with respect to the Offering and the filing of the Registration Statement in connection therewith.

2. Amendment and Restatement of Section 1.15 of the Rights Agreement. Section 1.15 of the Rights Agreement is hereby amended and restated in its entirety as set forth below:

“Termination of Registration Rights.

(a) The provisions set forth in Sections 1.2 through 1.13 and Section 1.16 hereof shall terminate and be of no further force or effect upon the earlier of (i) five (5) years following the consummation of the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the initial firm commitment underwritten offering of its securities to the general public, in connection with which all shares of Preferred Stock convert into Common Stock, or (ii) such time as all Holders cease to hold any Registrable Securities.

(b) In addition, the right of any Holder to request registration or inclusion in any registration pursuant to Sections 1.2, 1.3 or 1.12 hereof shall terminate with respect to any shares of Registrable Securities held by such Holder on the first date that such shares may immediately be sold under Rule 144 during any 90-day period. Upon such termination, such shares shall cease to be “Registrable Securities” hereunder for all purposes.”

3. Amendment and Restatement of Section 3.7 of the Rights Agreement. Section 3.7 of the Rights Agreement is hereby amended and restated in its entirety as set forth below:

“Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company and (ii) the Holders of a majority of the then-outstanding Registrable Securities. Notwithstanding the foregoing, no amendment or waiver, which by its express terms affects the express rights or obligations hereunder of any Holder materially, adversely and differently than the express rights or obligations hereunder of the other Holders shall be binding as to such Holder unless that Holder consents in writing to such amendment or waiver. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Investor, the Company and each of their respective successors and permitted assigns.”

4. Miscellaneous.

(a) Except as expressly modified by this Amendment, the Rights Agreement shall remain unmodified and in full force and effect. The waiver of registration rights in Section 1 hereof shall apply only with respect to the Offering and the filing of the Registration Statement in connection therewith, and shall not otherwise affect the undersigned Holders’ rights under the Rights Agreement, as amended by this Amendment.

(b) This Amendment shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

(c) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same Amendment. This Amendment is being signed by each undersigned Holder with respect to all shares of capital stock of the Company subject to the Rights Agreement held by such Holder, as a shareholder of the Company and for all other purposes.

[signature pages follow]

In Witness Whereof, each of the undersigned has executed this Amendment as of the date set forth above.

CHIMERIX, INC., a Delaware corporation

By:	/s/ M. Michelle Berrey, M.D., M.P.H.
M. Michelle Berrey, M.D., M.P.H.
President and Chief Executive Officer

Address:

2505 Meridian Parkway

Suite 340

Durham, NC 27713

NEW LEAF VENTURES II, L.P.

By: New Leaf Ventures Associates II, L.P.,

its General Partner

By: New Leaf Venture Management II, L.L.C.

its General Partner

By:	/s/ Craig Slutzkin
Craig Slutzkin
Chief Financial Officer

Address:

Times Square Tower

7 Times Square, Suite 3502

New York, NY 10036

	A.M. Pappas Life Science Ventures		A.M. Pappas Life Science
	IV, L.P.		Ventures III, L.P.

	By: AMP&A Management IV, LLC,		By: AMP&A Management III, LLC,
	its General Partner		its General Partner

By:	/s/ Ford S. Worthy	By:	/s/ Ford S. Worthy
	Ford S. Worthy		Ford S. Worthy
	Chief Financial Officer and Partner		Chief Financial Officer and Partner

	Address:		Address:

	c/o A. M. Pappas & Associates, LLC		c/o A. M. Pappas & Associates, LLC
	P.O. Box 110287		P.O. Box 110287
	Research Triangle Park, NC 27709		Research Triangle Park, NC 27709

	PV IV CEO FUND, L.P.		PV III CEO FUND, L.P.

	By: AMP&A Management IV, LLC,		By: AMP&A Management III, LLC,
	its General Partner		its General Partner

By:	/s/ Ford S. Worthy	By:	/s/ Ford S. Worthy
	Ford S. Worthy		Ford S. Worthy
	Chief Financial Officer and Partner		Chief Financial Officer and Partner

	Address:		Address:

	c/o A. M. Pappas & Associates, LLC		c/o A. M. Pappas & Associates, LLC
	P.O. Box 110287		P.O. Box 110287
	Research Triangle Park, NC 27709		Research Triangle Park, NC 27709

	SANDERLING VENTURE PARTNERS V, L.P.		SANDERLING V LIMITED PARTNERSHIP
	By: Middleton, McNeil & Mills Associates V, LLC		By: Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Timothy J. Wollaeger	By:	/s/ Timothy J. Wollaeger
	Timothy J. Wollaeger		Timothy J. Wollaeger
	Managing Director		Managing Director

	Address:		Address:

	400 South El Camino Real		400 South El Camino Real
	Suite 1200		Suite 1200
	San Mateo, CA 94402-1708		San Mateo, CA 94402-1708

	SANDERLING V BIOMEDICAL, L.P.		Sanderling V Beteiligungs GmbH & Co. KG

	By: Middleton, McNeil & Mills Associates V, LLC		By: Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Timothy J. Wollaeger	By:	/s/ Timothy J. Wollaeger
	Timothy J. Wollaeger		Timothy J. Wollaeger
	Managing Director		Managing Director

	Address:		Address:

	400 South El Camino Real		400 South El Camino Real
	Suite 1200		Suite 1200
	San Mateo, CA 94402-1708		San Mateo, CA 94402-1708

SANDERLING V VENTURES MANAGEMENT

By:	/s/ Timothy J. Wollaeger
Timothy J. Wollaeger
Owner

Address:

400 South El Camino Real
Suite 1200
San Mateo, CA 94402-1708

	SANDERLING V BIOMEDICAL CO-INVESTMENT FUND, L.P.		Sanderling VENTURE PARTNERS V CO-INVESTMENT FUND, L.P.

	By: Middleton, McNeil & Mills Associates V, LLC		By: Middleton, Mcneil & Mills Associates V, LLC

By:	/s/ Timothy J. Wollaeger	By:	/s/ Timothy J. Wollaeger
	Timothy J. Wollaeger		Timothy J. Wollaeger
	Managing Director		Managing Director

	Address:		Address:

	400 South El Camino Real		400 South El Camino Real
	Suite 1200		Suite 1200
	San Mateo, CA 94402-1708		San Mateo, CA 94402-1708

	SANDERLING VI BETEILIGUNGS GMBH & CO. KG		Sanderling VENTURE PARTNERS Vi CO-INVESTMENT FUND, L.P.

	By: Middleton, McNeil & Mills Associates VI, LLC		By: Middleton, Mcneil & Mills Associates Vi, LLC

By:	/s/ Timothy J. Wollaeger	By:	/s/ Timothy J. Wollaeger
	Timothy J. Wollaeger		Timothy J. Wollaeger
	Managing Director		Managing Director

	Address:		Address:

	400 South El Camino Real		400 South El Camino Real
	Suite 1200		Suite 1200
	San Mateo, CA 94402-1708		San Mateo, CA 94402-1708

	SANDERLING VI LIMITED PARTNERSHIP		Sanderling V STRATEGIC EXIT FUND, L.P.

	By: Middleton, McNeil & Mills Associates VI, LLC		By: Middleton, McNeil & Mills Associates V, LLC

By:	/s/ Timothy J. Wollaeger	By:	/s/ Timothy J. Wollaeger
	Timothy J. Wollaeger		Timothy J. Wollaeger
	Managing Director		Managing Director

	Address:		Address:

	400 South El Camino Real		400 South El Camino Real
	Suite 1200		Suite 1200
	San Mateo, CA 94402-1708		San Mateo, CA 94402-1708

SANDERLING VI VENTURES MANAGEMENT

By:	/s/ Timothy J. Wollaeger
Timothy J. Wollaeger
Owner

Address:

400 South El Camino Real
Suite 1200
San Mateo, CA 94402-1708